UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Optelecom-NKF, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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 NOTICE OF ANNUAL MEETING OF THE
STOCKHOLDERS OF
OPTELECOM-NKF, INC.

To the Stockholders of Optelecom-NKF, Inc.

        The Annual Meeting of Stockholders of Optelecom-NKF, Inc (the "Company") will be held at the Company's corporate offices located at 12920 Cloverleaf Center Drive, Germantown, Maryland, 20874, on April 30, 2010, commencing at 1:30 p.m., for the following purposes:

  1.
  To elect three directors of the Board of Directors to serve for a term ending at the 2013 Annual Meeting and until their successors have been elected and qualified;

  2.
  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. The record date for determining those stockholders who will be entitled to notice of, and to vote at, the Annual Meeting, or any adjournment thereof, is March 12, 2010. The stock transfer books of the Company will not be closed between the record date and the date of the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company.

        You are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, please execute the enclosed proxy and mail it promptly. Should you attend the Annual Meeting, you may revoke your proxy and vote in person. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

Optelecom-NKF, Inc.
By:	/s/ STEVEN TAMBURO Steven Tamburo Corporate Secretary

Germantown, Maryland
March 30, 2010

OPTELECOM-NKF, INC.
12920 Cloverleaf Center Drive
Germantown, Maryland, 20874

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
APRIL 30, 2010

        This proxy statement is furnished to the stockholders of Optelecom-NKF, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders to be held on Friday, April 30, 2010 at the Company's corporate offices located at 12920 Cloverleaf Center Drive, Germantown, Maryland, 20874, commencing at 1:30 p.m. and any adjournment thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting. The Board of Directors of the Company (the "Board") does not know of any business to be presented for consideration at the Annual Meeting or any adjournment thereof other than as stated in the Notice of Annual Meeting. This proxy statement and the enclosed form of proxy are first being mailed to stockholders on or about March 30, 2010.

        A copy of the Company's Annual Report to Stockholders for the fiscal year ended December 31, 2009 accompanies this proxy statement.

GENERAL

Solicitation of Proxies

        This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of the Company of proxies to be voted at the Annual Meeting. In addition to solicitation of proxies by use of the mails, proxies may be solicited by the officers and regular employees of the Company, without additional remuneration, by telephone, facsimile, e-mail or personal interview. The Company will bear all costs of solicitation. The Company will also request brokerage houses, nominees, custodians, and fiduciaries to forward proxy material to the beneficial owners of shares held of record by them and reimburse their expenses.

        The approximate date on which this Proxy Statement and accompanying Proxy will first be sent or given to stockholders is March 30, 2010.

Time and Place of Meeting

        The Annual Meeting will be held at the corporate headquarters of the Company located at 12920 Cloverleaf Center Drive, Germantown, Maryland 20874, on April 30, 2010, at 1:30 p.m. local time.

Voting and Revocation of Proxies

        All shares of Common Stock of the Company, $0.03 par value per share (the "Common Stock"), represented by effective proxies will be voted at the Annual Meeting or any adjournment thereof in accordance with the instructions indicated thereon. In the absence of instructions, shares represented by such proxies will be voted for the election of the director nominees set forth in proposal 1. With respect to any other matter that may properly come before the Annual Meeting or any adjournment thereof, proxies will be voted at the discretion of the Board of Directors. The Board of Directors is not aware of any such other matters.

        The holders of 33 1/3% of the Common Stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting. (See Securities Entitled to Vote and Record Date for the number of shares outstanding and entitled to vote). The Board of Directors reserves the right to adjourn the Annual Meeting if a quorum is not obtained by the date set for the meeting. At any subsequent reconvening of the meeting, the Board of Directors may cause the proxies solicited hereby to be voted in the same manner as they were voted or could have been voted at the original meeting, except that any proxies effectively revoked prior to the reconvening of the meeting shall not be voted.

        Proxies marked "ABSTAIN" will be treated as present and entitled to vote for the purpose of determining whether a quorum is present, but will not be voted with respect to any proposal. If a proxy returned by a bank, broker, nominee or other fiduciary indicates that they do not have discretionary authority to vote some or all of the shares covered thereby with respect to a given proposal and do not otherwise authorize the voting of such shares, such shares, or "broker non-votes," will be considered to be present for the purpose of determining a quorum. Under applicable Delaware law, in determining whether a proposal has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against that proposal, but broker non-votes will have no effect on the outcome of the vote on the proposal.

        Any stockholder who executes and delivers a proxy may revoke it at any time prior to its use either in person at the Annual Meeting or by sending written notice of such revocation (or a later-dated proxy) to the Company.

Securities Entitled to Vote and Record Date

        The Board of Directors has fixed the close of business on March 12, 2010 as the date for determining stockholders entitled to receive notice of, and to vote at, the Annual Meeting. On that date, the Company had 3,676,006 shares of Common Stock outstanding. Stockholders will be entitled to one vote on each proposal for each share held of record on such record date.

SECURITY OWNERSHIP OF BENEFICIAL OWNERS, MANAGEMENT, AND DIRECTORS

        The following table sets forth certain information with respect to the beneficial ownership of the Common Stock of the Company as of March 12, 2010 by each director, nominee for director, Named Executive Officer (as such term is defined under Executive Compensation), and all directors and executive officers as a group.

Name of Beneficial Owner	Shares of Common Stock Owned Beneficially(1)		Percent of Class
BlackRock Inc.	177,248	(2)	4.8%
55 East 52nd Street New York, NY 10055
Edmund Ludwig	115,490	(4)	3.1%
Thomas Overwijn	62,385	(3)	1.7%
David Patterson	33,500	(3)	*
Carl Rubbo, Jr.	16,375	(3)	*
David Lipinski	26,875	(3)	*
Walter Fatzinger, Jr.	20,875	(3)	*
Sandra Bushue	1,250		*
John Marcello	1,250		*
All directors and executive officers as a group (11 persons)	336,421	(1)	9.2%
		(3)
		(4)

*
Less than 1%

(1)
For purposes of this proxy statement, "beneficial ownership" of a security exists when a person directly or indirectly has or shares "investment power", which includes the power to dispose or direct the disposition of such security, or "voting power", which includes the power to vote or direct the voting of such security. The address of each director and officer is c/o the Company, 12920 Cloverleaf Center Drive, Germantown, Maryland 20874.

(2)
Based on information obtained from a Schedule 13G/A filed with the Securities and Exchange Commission on February 5, 2010.

(3)
Includes shares of Common Stock that were subject to options entitling the holder to acquire the shares subject thereto within 60 days of March 12, 2010. On that date Mr. Overwijn, Mr. Patterson, Mr. Rubbo, Mr. Lipinski, Mr. Fatzinger, and all directors and executive officers as a group held such options for the purchase of 50,287, 27,000, 7,000, 7,000, 7,000, and 135,023 shares of Common Stock, respectively.

(4)
Includes 17,693 shares which Mr. Ludwig owns jointly with his wife, Mrs. Roberta Ludwig and 1,049 shares owned solely by Mrs. Ludwig.

 ELECTION OF DIRECTORS
PROPOSAL 1—COMPANY PROPOSAL TO ELECT THREE DIRECTORS

        Our Board of Directors consists of eight directors divided into three classes with the term of office of one class expiring each year. One class of directors is elected each year to serve for a term of three years and until successors are elected.

        The terms of Edmund Ludwig, David Lipinski and Sandra Bushue as directors will expire at the Annual Meeting of Stockholders. The Board has nominated Mr. Ludwig, Mr. Lipinski and Ms. Bushue to serve on the Board for a three-year term to expire at the Annual Meeting of Stockholders in 2013 and until their successors are elected.

        The Company has a standing Nominating and Corporate Governance Committee. Nominees for the Board of Directors are selected and proposed by this Committee and approved by a majority of the disinterested directors.

        The nominees have all indicated that they are willing and able to serve as directors if elected. If any of the nominees should become unable or unwilling to serve, it is the intention of the persons designated as proxies to vote instead, at their discretion, for such other person or persons as may be designated as nominee(s) by a majority of the disinterested directors.

Required Stockholder Vote

        The affirmative vote of the holders of a majority of the outstanding Common Stock represented at the meeting is required to elect directors.

The Board of Directors recommends a vote FOR the election
of Mr. Ludwig, Mr. Lipinski and Ms. Bushue under this proposal

        Set forth in the table below is certain information regarding the nominees and each director whose term of office will continue after the Annual Meeting. Included in each director nominee's or current director's biography are the particular experiences, qualifications, attributes or skills that led the Board to the conclusion that each director nominee or director should serve as a director of the Company. Each director brings a unique background and set of skills to the Board and they have each demonstrated a commitment of service to the Company and the Board.

Name, Age, Position with the Company, and Principal Occupation During Last 5 Years	Present Term Expires at Annual Meeting in	Year in Which Service as a Director Began
David Lipinski, 58—Currently a consulting engineer with WorleyParsons Limited; Currently serving as outside Director of Spire Corporation (Nasdaq-SPIR). Since 2007, has served as interim part-time Chief Financial Officer of KMS Solutions, LLC. Management Consultant in corporate finance and strategic business development from 2002 to present; Assistant Vice President, Business Banking, Fifth Third Bank from September 2004 to October 2005; Vice President of Corporate Development of Spire Corporation from August 2003 to May 2004; Chief Financial Officer of Spire Corporation from August 2003 to November 2003. Mr. Lipinski's engineering, business and financial background provides the Company with perspective and guidance on operational, as well as accounting and financial matters. Additionally, his service as an outside director of another public company provides insight on corporate governance and business matters. He is one of the Board's audit committee financial experts.	2010	2000

Edmund Ludwig, 69—Executive of the Company from October to December 2009; Chief Executive Officer of the Company from March 2009 to September 2009; President and Chief Executive Officer of the Company from December 2001 to February 2009; Executive Vice President of Operations of the Company from October 2000 to December 2001; Chief Executive Officer of the Company from May 2000 to October 2000; President and Chief Executive Officer of the Company from January 1991 to May 2000. Mr. Ludwig's prior leadership of the Company as Chief Executive Officer provides him with intimate knowledge of the Corporation's operations and background. As one of the founders of the Company and the longest tenured director, Mr. Ludwig possesses detailed knowledge of the history and background of the Company that allows him to provide unique insights into the Company's challenges, opportunities and operations.	2010	1980

Sandra Bushue, 49—President of B & I Transportation, LLC from 2008 to present; Special Assistant to the Undersecretary of Administration at the U.S. Department of Homeland Security from 2007 to 2008; Acting Administrator and Deputy Administrator of the Federal Transit Administration, U.S. Department of Transportation from 2006 to 2007; Vice President for Business Development, Transportation and Homeland Security at Siemens USA from 2000 to 2006. Ms. Bushue's private sector and government experience with transportation matters provides the Company with unique insights and guidance about the markets in which the Company operates. In addition, her private sector experience provides the Company with insights on business development.	2010	2009

Name, Age, Position with the Company, and Principal Occupation During Last 5 Years	Present Term Expires at Annual Meeting in	Year in Which Service as a Director Began
Carl Rubbo, Jr., 50—Vice President/Senior Business Advisor of PNC Bank from February 2008 to present; Senior Vice President of Congressional Bank from November 2006 to August 2007; Managing Member, BTO Towers Series 25, LLC from January 2002 to present. Mr. Rubbo's financial and investment background provides the Company with perspective and guidance on accounting and financial matters. In addition, as the director with the longest tenure among the independent directors, Mr. Rubbo has considerable knowledge about the history and background of the Company. He is one of the Board's audit committee financial experts.	2011	1999

Walter Fatzinger, Jr., 67—Director of ASB Capital Management and Chevy Chase Trust Co. from 2002 to 2009; Currently serving as a director of ManTech International Corporation (Nasdaq-MANT), and as Chairman of the University of Maryland Foundation Board of Trustees. Mr. Fatzinger, as a former chief executive officer of a financial company, provides the Company with insights and guidance on business operations, strategic planning and accounting and financial matters. His service as an outside director of other companies (including a public company) also provides insight on corporate governance and business matters.	2011	2004

John Marcello, 62—President and Chief Executive Officer of Allied Defense Group from June, 2005 to present; Managing Director/Chief Operating Officer of MECAR S.A., a subsidiary of Allied Defense Group, from November 2002 to June 2005; retired from United States Army having served as a Major General. Mr. Marcello's experience as the president and chief executive officer of a defense and security company provides the Company with insights and guidance on business operations, strategic planning and corporate governance matters. In addition, his private sector and military experience with security matters provides him with insights about the markets in which the Company operates.	2011	2009

David Patterson, 50—President and CEO of the Company from September 2009 to present; President of the Company from March 2009 to September 2009; President and CEO of Siemens Government Services, Inc. from February 2007 to February 2009; Chief Operating Officer of Siemens Government Services, Inc. from July 2006 to February 2007; Senior Vice President and General Manager of Siemens Maintenance Services, LLC from September 2002 to July 2006. Mr. Patterson's day to day leadership of the Company, as President and Chief Executive Officer, provides him with intimate knowledge of the Company's operations. Additionally, his leadership of the Company and his prior business experience provides Mr. Patterson with insights about the markets in which the Company operates.	2012	2009

Name, Age, Position with the Company, and Principal Occupation During Last 5 Years	Present Term Expires at Annual Meeting in	Year in Which Service as a Director Began
Thomas Overwijn, 47—Executive Vice President and Chief Operating Officer of the Company from March 2007 to present; Executive Vice President of the Company and Chief Operating Officer of the Company's European Operations from November 2005 to March 2007; Managing Director of Optelecom-NKF B.V. from March 2005 to present; General Manager of NKF Electronics B.V. from January 1998 to March 2005. Mr. Overwijn's day to day oversight of the Company's operations, as Chief Operating Officer, and his years of experience leading the Company's European business provide him with intimate knowledge of the Company's operations. Given the significance of the Company's European operations to its overall business, Mr. Overwijn's experience provides insights into the Company's strategic and operational challenges and the markets in which the Company operates.	2012	2005

        Set forth in the table below is certain information regarding the executive officers who are not directors of the Company:

Name, Age, Position with the Company, and Principal Occupation During Last 5 Years
Steven Tamburo, 41—Chief Financial Officer of the Company from August 2006 to present and Executive Vice President and Corporate Secretary of the Company from March 2009 to present; Executive Vice President and Chief Financial Officer of Access Group, Inc. from 2005 to 2006; Executive Vice President and Chief Financial Officer of Riggs National Corporation from 2000 to 2005. Currently serving as Vice President and Treasurer and on the Board of Directors of Habitat for Humanity of Northern Virginia.

Conrad Hooghiemstra, 54—Vice President of Engineering of the Company from March 2007 to present; Vice President, Operations for the Company's European Operations from March 2005 to March 2007; Manager of Operations for NKF Electronics from 1998 to 2005.
Gregory Hall, 49—Vice President of Operations of the Company from October 2000 to present.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

        The Board of Directors held seven meetings during 2009 and all directors attended at least 75% of such meetings. The Board of Directors has determined that each of Mr. Lipinski, Mr. Rubbo, Mr. Fatzinger, Mr. Marcello and Ms. Bushue is an "independent" director, as determined in accordance with the NASDAQ listing standards. The Board currently has a Compensation Committee, Audit Committee and a Nominating and Corporate Governance Committee.

        Nominees for the Board of Directors are selected and proposed by the Nominating and Corporate Governance Committee and approved by a majority of the disinterested directors, including a majority of all of the "independent" directors, as determined in accordance with the NASDAQ listing standards. The Nominating and Corporate Governance Committee is governed by a written charter to be adopted by the Board and is responsible for evaluating candidates for director, recommending to the Board director nominees for election at an annual or special meeting of stockholders or for appointment by the Board to fill any vacancy, and reviewing and assessing the process for nominating directors, the composition and size of the Board, and the corporate governance principles of the Company.

        The Nominating and Corporate Governance Committee will consider as potential nominees persons recommended by stockholders. Stockholders who themselves wish to nominate a person for election to the Board of Directors, as contrasted with recommending a potential nominee to the Board for its consideration, are required to comply with any advance notice and other requirements set forth in the Company's Bylaws. Recommendations for a nominee should be submitted to the Board of Directors in care of the Corporate Secretary of the Company, 12920 Cloverleaf Center Drive, Germantown, Maryland 20874.

        The Nominating and Corporate Governance Committee uses an informal process to identify potential candidates for nomination as directors. Candidates for nomination have been recommended by an executive officer or director, and considered by the Board of Directors. The Nominating and Corporate Governance Committee has not adopted specific minimum qualifications that it believes must be met by a person it recommends for nomination as a director. Additionally, the Nominating and Corporate Governance Committee does not have a formal policy regarding director diversity. The Committee believes that the directors should encompass a range of experience, viewpoints, qualifications, attributes and skills in order to provide sound and prudent guidance on the Company's operations. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criteria are necessarily applicable to all prospective nominees. In evaluating candidates for nomination, the Committee will consider the factors it believes to be appropriate, which include the candidate's personal and professional integrity, business judgment, relevant experience and skills, and potential to be an effective director in conjunction with the rest of the Board of Directors in collectively serving the long-term interests of the Company's stockholders. The Committee does not evaluate potential nominees for director differently based on whether they are recommended by a stockholder, an officer, or a director.

Board Leadership Structure and Risk Oversight

        Effective September 9, 2009, David Patterson replaced Edmund Ludwig as Chief Executive Officer in contemplation of Mr. Ludwig's retirement at the end of 2009. Mr. Ludwig continues to serve as the Chairman of the Board. The Board determined to separate the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. The Chief Executive Officer is responsible for setting the strategic direction for the Corporation and the day to day leadership and performance of the Company, while the Chairman of the Board provides guidance and presides over meetings of the full Board. The Board believes that this structure helps facilitate the role of the independent directors in the oversight of the Company and the active participation of the independent directors in setting agendas and establishing priorities and procedures that work for the Board. The Chairman of the Board also acts as a key liaison between the Board and management.

        The Board of Directors as a whole is responsible for consideration and oversight of risks facing the Company, and is responsible for ensuring that material risks are identified and managed appropriately. Certain risks are overseen by committees of the Board of Directors and these committees make reports to the full Board of Directors, including reports on noteworthy risk-management issues. Financial risks are overseen by the Audit Committee which meets with management to review the Company's major financial risk exposure and the steps management has taken to monitor and control such exposures.

Compensation risks are overseen by the Compensation Committee. Members of the Company's senior management regularly report to the full Board about their areas of responsibility and a component of these reports is risk within the area of responsibility and the steps management has taken to monitor and control such exposures. Additional review or reporting on risks is conducted as needed or as requested by the Board or committee.

Shareholder Communications with Directors and Attendance at Annual Meeting

        In order to provide the Company's stockholders with a direct and open line of communication to the Board of Directors, the Board of Directors has adopted the following procedures for communications to directors. Stockholders of the Company and other interested persons may communicate with the Chairman of the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee or with the non-management directors of the Company as a group by sending an email to: Investor@optelecom-nkf.com. The email should specify which of the foregoing is the intended recipient.

        All communications received in accordance with these procedures will be reviewed initially by the Company's Investor Relations Department. The Investor Relations Department will relay any such communication to the appropriate director or directors unless the Investor Relations Department determines that the communication:

  •
  does not relate to the business or affairs of the Company or the functioning or constitution of the Board of Directors or any of its committees;

  •
  relates to routine or insignificant matters that do not warrant the attention of the Board of Directors;

  •
  is an advertisement or other commercial solicitation or communication;

  •
  is frivolous or offensive; or

  •
  is otherwise not appropriate for delivery to directors.

        The director or directors who receive any such communication will have discretion to determine whether the subject matter of the communication should be brought to the attention of the full Board of Directors or one or more of its committees and whether any response to the person sending the communication is appropriate. Any such response will be made through the Company's Investor Relations Department and only in accordance with the Company's policies and procedures and applicable law and regulations relating to the disclosure of information.

        The Company's Investor Relations Department will retain copies of all communications received pursuant to these procedures for a period of at least one year. The Board of Directors may review the effectiveness of these procedures from time to time and, if appropriate, recommend changes.

Code of Ethics

        The Company has adopted a Code of Ethics that applies to all of its directors and employees, including its principal executive officer and principal financial officer. The Code of Ethics is posted to the Company's website, www.optelecom-nkf.com, under the "Corporate Governance" section. The Company will disclose future changes to the Code of Ethics by posting the information on its website.

Compensation Committee

        The Compensation Committee met four times during 2009 and all members attended at least 75% of such meetings. Current members of the Compensation Committee are Carl Rubbo, Jr., Walter Fatzinger, Jr., Sandra Bushue and David Lipinski, who is the chairman. The functions of the

Compensation Committee are to review executive compensation and make recommendations to the Board of Directors concerning compensation levels of officers. It also administers the Company's stock option plan and other compensation plans. The Compensation Committee is governed by a written charter approved by the Board of Directors, which is available on the Company's website (www.optelecom-nkf.com).

Audit Committee

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors, and is composed of four of the independent directors who are not employees of the Company. Current members of the Audit Committee are David Lipinski, Walter Fatzinger, Jr., John Marcello and Carl Rubbo, Jr., who is the chairman. The Audit Committee met five times in 2009 and all members attended at least 75% of the meetings. The Audit Committee is governed by a written charter approved by the Board of Directors, which is available on the Company's website (www.optelecom-nkf.com).

        All four current members of the Company's Audit Committee are independent within the meaning of the NASDAQ listing standards and the rules of the Securities and Exchange Commission. The rules of the Securities and Exchange Commission and the NASDAQ listing standards generally require that the Company maintain an audit committee of at least three independent directors.

        Our Board of Directors has determined that Mr. Rubbo and Mr. Lipinski are "audit committee financial experts" as defined by the rules of the Securities and Exchange Commission.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

        The Board of Directors has designated five of the Company's officers (including the executive officers named in the Summary Compensation Table) as "executive officers." The executive officers include the Chief Executive Officer (CEO), Chief Operating Officer (COO), Chief Financial Officer (CFO), and vice presidents in charge of operating segments and principal functions. The Board of Directors has delegated authority for administering the compensation program for executive officers to the Compensation Committee. The Board has appointed four independent members of the Board to serve as members of the Compensation Committee.

        The Compensation Committee reviews and approves all executive officers' compensation, including:

  •
  base salary;

  •
  equity compensation;

  •
  incentive compensation;

  •
  employment agreements; and

  •
  any special or supplemental benefits.

        The Compensation Committee reviews the performance and compensation levels for executive officers and sets salary and bonus levels and restricted stock or option grants under our stock and other compensation plans. The Compensation Committee also approves the Company's incentive programs.

        The Compensation Committee also has authority to retain advisors from outside of the Company. During 2008, the Compensation Committee used the services of Management Performance International, Inc. (MPI), an independent consultant, for competitive data and advice regarding executive compensation. The Compensation Committee did not retain a compensation consultant during 2009, but the members of the Compensation Committee used the results of the 2008 work of MPI together with their experiences and judgments in the performance of their reviews during 2009. A complete description of the responsibilities of the Compensation Committee is set forth in the Committee's Charter, which is available on the Internet at www.optelecom-nkf.com. The Compensation Committee and the Board review and revise the charter as necessary.

Compensation Philosophy and Objectives

        The objectives of our compensation programs are to correlate executive compensation with our business objectives and performance to enable us to attract, retain and reward executive officers who contribute to our long-term success. The Compensation Committee adheres to the following philosophy regarding compensation of the Company's executive officers:

  •
  provide competitive total pay opportunities in order to attract, retain, and motivate high quality executive talent critical to the Company's success;

  •
  pay for performance through a compensation mix that emphasizes competitive cash incentives and merit-based salary increases and de-emphasizes entitlements and perquisites;

  •
  create a mutuality of interest between executives and shareholders through a restricted stock grant and option program; and

  •
  focus the executive's attention on overall corporate objectives as well as the executive's specific operational objectives.

        As the industry in which the Company operates can be extremely competitive, we believe that the compensation programs for executive officers should be designed to retain and motivate talented executives responsible for the success of the Company. The compensation programs should be determined within the competitive environment in which the Company is situated and based on the achievement of business objectives, individual contribution, and financial performance. The goals are to provide a total compensation package that considers the compensation practices of companies with which the Company competes for executive officers, provides variable compensation that is linked to achievement of corporate, business unit, and individual performance goals, and aligns the interests of the executive officers with those of the Company by providing them with an equity stake in the Company. Compensation is designed to fall within the range paid to comparable executives in other similarly sized and like industry corporations.

        In 2008, the Compensation Committee commissioned MPI to prepare a report regarding the current compensation paid to executives by similar companies in order to determine the appropriate levels of compensation for its executives. The study analyzed existing job content data, benchmarked cash and total compensation payments, compiled market practices, and reviewed Optelecom-NKF's current compensation mix and delivery practices relative to business needs. The Compensation Committee used the MPI report in connection with its review of compensation for the Company's executives during 2009. Following are the companies that MPI compared to the Company in its report:

Accelrys, Inc. Data I/O Corp. Ditech Networks, Inc. InsWeb Corp. Iteris, Inc. Lantronix, Inc.	Napco Security Systems, Inc. Numerex Corp. Occam Networks, Inc. Performance Technologies Inc. TII Network Technologies, Inc. Vicon Industries, Inc.

Components of Executive Compensation

        The compensation program for the Company's executive officers consists principally of the following components:

  •
  base salary;

  •
  long-term equity incentives; and

  •
  incentive cash awards.

Base Salary

        Base salaries for our executives are based upon competitive compensation data for similar public companies, an executive's job responsibilities, level of experience, individual performance and contribution to the business. In making base salary decisions, the Compensation Committee exercised its discretion and judgment based upon these factors. No specific formula was applied to determine the weight of each factor. The Compensation Committee did generally target base salaries at or near the 50th percentile of the market based upon the report provided by MPI as discussed in the Compensation Philosophy and Objectives section.

        The executives would have the opportunity for their total compensation to exceed the 50th percentile compared to the market based upon inclusion of performance incentives. Although these factors apply to our named executive offices, Messrs. Ludwig, Patterson and Overwijn, their base salaries are also subject to their respective employment agreements, the material terms of which are discussed under the Summary Compensation Table.

        In 2007, the Company and Mr. Ludwig entered into an amendment of his employment agreement pursuant to which his base salary was set at $266,800 for 2009 and $254,100 for 2008. In addition, pursuant to this amendment, Mr. Ludwig received a bonus of $66,145 for 2009 and $63,000 for 2008. These amendments were intended to bring Mr. Ludwig's annual compensation into line generally with the median range of the Company's peer group companies and were intended to encourage timely succession planning for the role of Chief Executive Officer.

        Effective March 2009, the Company entered into an employment agreement with David Patterson to serve as its President. Mr. Patterson became Chief Executive Officer in September 2009. Mr. Patterson's annual base salary is $280,000, which the Compensation Committee determined was at or near the 50th percentile of the market based upon the report provided by MPI. In addition, the Company paid Mr. Patterson a one-time signing bonus of $32,000.

        At the end of 2009, the Compensation Committee approved an increase in the base salary for Mr. Overwijn to EUR 141,511 effective for 2010. The increase was based primarily on an annual cost of living adjustment in the Company's European subsidiaries.

Long-Term Equity Incentives

        The Company provides its executive officers with long-term incentive compensation through grants of equity in the form of stock options and restricted stock grants. The goal of the long-term equity incentive program is to align the interests of executive officers with those of the Company's stockholders and to provide each executive officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. It is our belief that stock options and restricted stock directly motivate an executive to maximize long-term stockholder value. The philosophy of administering the long-term equity incentive plan is to tie the amount of stock options and restricted stock awards to each employee in the plan to the performance of the Company with respect to predetermined quantifiable and objective measures.

        To carry out this philosophy, the Company establishes a target equity award based upon each executive officer's position, responsibilities, and historical and expected future contributions to our company. The actual equity awards are then determined by comparing actual Company performance with specific Company-based performance goals measured at the end of the fiscal year. The equity awards also utilize vesting periods that encourage key executives to continue with the Company. Generally, equity awards to employees vest two years from the date of the award.

        Under the Company's 2009 Management Stock Award Plan, executives were eligible to receive target equity award values consisting of a combination of options to purchase common stock and restricted stock awards if the Company's consolidated income from operations for 2009 met the target established under the Plan. For 2009, the predetermined target for consolidated income from operations was $2,903,000. The Compensation Committee could award a proportionate amount of the target equity awards if the Company's consolidated income from operations as adjusted for certain non-recurring items for 2009 was within 80% of the targets, but no awards could be made if consolidated income from operations as adjusted was below 80% of the targets. Additionally, if the Company's consolidated income from operations for 2009 exceeded 100% of the targets established by the Compensation Committee, the Compensation Committee could increase the target equity awards for the named executive officers up to a maximum of 175% of the target awards. The target equity award values were $92,000 for the Chief Executive Officer, $70,000 for the Chief Operating Officer and Chief Financial Officer, and $40,000 for the other executive officers. Based on the Company's loss from operations for 2009, the Chief Executive Officer and the other named executive officers received no restricted stock or option awards for 2009.

        The Company granted Mr. Patterson options to purchase 36,000 shares of common stock of the Company in connection with his commencement of employment. The exercise price for the options is $3.10, the closing price of the common stock on the date of grant, and the options vest as follows: 25% vest six months after the commencement date of his employment, 50% vest on the one-year anniversary of his employment, and the remaining 25% vest on the two-year anniversary of his employment.

Incentive Cash Awards

        The Company provides annual cash incentive awards to executives and other employees pursuant to an annual incentive plan that is reviewed and approved by the Compensation Committee. The goal of the incentive cash awards is to tie a portion of the compensation of each employee in the plan to the performance of the Company with respect to predetermined quantifiable and objective measures. To carry out this philosophy, the Company's cash bonus plan establishes a predetermined target cash bonus calculated as a percentage of the employee's base salary. The cash bonus amounts then are determined by specific Company-based performance goals measured at the end of the fiscal year. A significant portion of each executive officer's potential annual compensation is a performance-based bonus. Our Chief Executive Officer's target bonus payment and performance goals under the plan are determined by the Compensation Committee. For 2009, the performance goals for our Chief Executive Officer were entirely based upon an objective measure of Company financial performance against a pre-set target. For 2009, the performance measure was income from operations versus the targets established under the Plan and the target consolidated income from operations was $2,903,000.

        The Compensation Committee could award a proportionate amount of the target cash bonus amounts if the Company's consolidated income from operations as adjusted for certain non-recurring items for 2009 was within 80% of the target, but no bonus amounts could be paid if consolidated income from operations as adjusted was below 80% of the targets. Additionally, if the Company's consolidated income from operations for 2009 exceeded 100% of the target established by the Compensation Committee, the Compensation Committee could increase the cash bonus amounts for the named executive officers up to a maximum of 175% of the target bonus amounts.

        Target bonus payments and performance goals for other executives are determined by the Compensation Committee in consultation with our Chief Executive Officer.

        Under the Company's 2009 Management Incentive Plan, the target cash incentive payment for the Chief Executive Officer was 55% of 2009 base salary and the target cash incentive payments for the other named executive officers were 40% of 2009 base salary. Based on the Company's loss from operations for 2009, the Chief Executive Officer and the other named executive officers earned no cash incentive awards under the 2009 Management Incentive Plan. Mr. Ludwig received a bonus of $66,145 for 2009 and $63,000 for 2008 under his employment contract.

Special Tax Consideration—Section 162(m)

        The Compensation Committee considers the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to our executive officers. Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for the Chief Executive Officer or any of our next four most highly compensated executive officers, unless compensation is performance-based. We have adopted a policy that, where reasonably practicable, we will seek to qualify the variable compensation paid to our executive officers for an exemption from the deductibility limitations of Section 162(m).

Compensation Committee Report on Executive Compensation

        We, the undersigned members of the Compensation Committee of the Board of Directors of the Company, have reviewed the Company's Compensation Discussion and Analysis for 2009 and have discussed it with the Company's management. Based on our review and this discussion, we recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in the Company's Annual Report on Form 10-K.

COMPENSATION COMMITTEE
David Lipinski, Chairman
Carl Rubbo, Jr.
Walter Fatzinger, Jr.
Sandra Bushue

Summary Compensation Table

        The following table sets forth the compensation we paid for services rendered during the fiscal years ended December 31, 2009 and 2008 to our principal executive officer and each of our other two most highly compensated executive officers who were executive officers as of December 31, 2009 (the "Named Executive Officers"), determined by reference to total compensation earned by such individuals for the 2009 fiscal year.

Name and Principal Position(a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards $(1) (e)	Option Awards ($)(2) (f)	Non-Equity Incentive Plan Compensation ($)(3) (g)	Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($)(4) (i)	Total ($) (j)
Edmund Ludwig	2009	266,800	66,145	46,000	0	0	0	240,561	619,506
Chairman of the Board(5)	2008	254,100	63,000	20,625	42,533	7,623	0	239,636	627,517
David Patterson	2009	226,145	32,000	0	71,640	0	0	7,071	336,856
President and Chief
Executive Officer(5)
Thomas Overwijn	2009	195,667	0	35,000	0	0	0	49,552	280,219
Executive Vice President and	2008	198,947	0	15,675	32,326	5,968	0	50,246	303,162
Chief Operating Officer(6)

(1)
Reflects the aggregate grant date fair value of stock awards computed in accordance with FASB ASC Topics 718.

(2)
Reflects the aggregate grant date fair value of stock options computed in accordance with FASB ASC Topics 718, except that estimates of forfeitures related to service-based vesting conditions have been disregarded. Assumptions used in the calculation of the amounts are included in the Notes to our audited financial statements included in our annual Form 10-K filed with the Securities and Exchange Commission.

(3)
Reflects cash incentive awards earned under the Company's Annual Incentive Plan for the applicable year.

(4)
These amounts consist of a retirement bonus accrual for the CEO, automobile allowance, U.S. 401(k) matching contributions, payments for Dutch employees to a pension plan, payment of travel money to Dutch employees, and life insurance premiums. Following is a list for each Named Executive Officer in 2009 including the items that exceed the greater of $25,000 or 10% of all items included in the amount:

    Mr. Ludwig: $221,496 for retirement bonus accrual; $9,528 for automobile allowance; $8,874 for U.S. 401(k) matching contributions; $663 for life insurance premium.

    Mr. Patterson: $6,454 for U.S. 401(k) matching contributions; $617 for life insurance premium.

    Mr. Overwijn: $30,708 for pension contributions; $15,484 for automobile allowance; $3,360 for travel money.

(5)
Mr. Ludwig stepped down as Chief Executive Officer effective September 9, 2009 and retired on December 31, 2009. Mr. Patterson was appointed President effective March 9, 2009 and Chief Executive Officer effective September 9, 2009.

(6)
The U.S. Dollar amounts for Mr. Overwijn were converted from Euros using an average exchange rate of $1.40 in 2009 and $1.47 in 2008.

Employment Contracts

        David Patterson and Thomas Overwijn are compensated pursuant to employment agreements with the Company. A summary of material terms and conditions of the employment agreements are as follows:

David Patterson

        Mr. Patterson serves as the President and Chief Executive Officer of Optelecom-NKF, Inc. reporting to the Board of Directors.

        Term of Agreement.    Mr. Patterson's employment is for a two year period from March 2009 to March 2011.

  Compensation:

        (a)   Base Salary.    $280,000 per year.

        (b)   Incentives.    Cash and equity incentives set forth in the Company's incentive compensation program with a cash incentive target equal to 55% of the base salary upon the achievement of 100% of target performance, scalable above and below the target.

        (c)   Additional Payments.    $32,000 sign-on bonus as of March 2009 and 36,000 stock options granted March 2009 vesting over a two year period.

        (d)   Other Benefits.    Mr. Patterson is entitled to participate in all employee benefit plans in which the Company's employees are entitled to participate.

        Vacation.    In 2008, the Company implemented a Paid Time Off policy for U.S.-based employees which is comprised of vacation allowance and sick leave. Mr. Patterson is entitled to six weeks paid time off.

  Termination.

        (a) If the Company terminates the agreement without cause (as this term is defined in the agreement), Mr. Patterson shall receive his base salary for a period of twelve months following termination, any bonus earned through the termination date, and all employee benefits accrued through the termination date.

        (b)   If Mr. Patterson is terminated pursuant to a change of control of the Company (as defined in the agreement), he is entitled to receive his base salary, any bonus earned through the termination date and to participate in all employee benefit plans for twenty-four months following termination.

Thomas Overwijn

        Mr. Overwijn serves as the Managing Director of Optelecom-NKF B.V. and as Executive Vice President and Chief Operating Officer of the Company, reporting to the President and Chief Executive Officer of the Company.

        Term of Agreement.    Mr. Overwijn's employment is on an "at-will" basis and shall continue indefinitely until terminated.

  Compensation:

        (a)   Base Salary.    Euro 141,511 per year in 2010 and Euro 139,764 per year in 2009.

        (b)   Incentives.    Cash and equity incentives set forth in the Company's incentive compensation program with a cash incentive target equal to 40% of the current base salary for 2009 upon the achievement of 100% of target performance, scalable above and below the target.

        (c)   Other Benefits.    Mr. Overwijn is entitled to participate in all employee benefit plans in which the Company's employees are entitled to participate.

        Vacation.    Mr. Overwijn is entitled to paid vacation in accordance with the Company's regular vacation policies.

        Termination.    If the Company terminates the agreement, Mr. Overwijn shall receive a one time payment of his annual base salary plus the average bonus paid to him in the three years prior to termination. Should he be terminated pursuant to a change of control of the Company, he shall be entitled to receive a one time payment of two times his annual base salary plus the average bonus paid to him in the three years prior to termination.

  Outstanding Equity Awards At Fiscal Year-End

        The following table provides information regarding outstanding stock options and restricted stock held by the Named Executive Officers as of December 31, 2009.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Rights That Have Not Vested (#)
Edmund Ludwig	30,000	0		0	9.05	1/7/2010	0		0	0	0
Edmund Ludwig	5,899	0		0	14.23	6/19/2011	0		0	0	0
Edmund Ludwig	15,822			0	9.09	3/5/2012	2,467	(4)	$6,932	0	0
Edmund Ludwig	0	15,063	(2)	0	8.36	6/5/2018	14,839	(4)	$41,698	0	0
David Patterson	9,000	27,000	(3)	0	3.10	3/9/2019	0		0	0	0
Thomas Overwijn	25,000	0		0	9.48	4/1/2010	0		0	0	0
Thomas Overwijn	11,480	0		0	14.23	6/19/2011	0		0	0	0
Thomas Overwijn	13,807			0	9.09	3/5/2012	1,875	(2)	$5,269	0	0
Thomas Overwijn	0	11,448	(2)	0	8.36	6/5/2018	11,290	(3)	$31,725	0	0

(1)
Based on the closing market price of the Common Stock of $2.81 on December 31, 2009.

(2)
These options/shares will cliff vest on June 5, 2010.

(3)
These options/shares will vest on March 9, 2010 and March 9, 2011

(4)
These shares fully vested on January 1, 2010

Potential Payments Upon Retirement, Termination or Change-in-Control

        We have entered into employment agreements with Mr. Patterson and Mr. Overwijn pursuant to which each is entitled to certain payments and continuation of benefits if their employment is terminated without cause or upon a change in control of the Company. The material terms of these provisions are summarized after the Summary Compensation Table.

        Following are the estimated amounts that would have been payable in U.S. dollars to each of the Named Executive Officers under either their employment agreement or legal requirements if they had been terminated on December 31, 2009 as the result of a change-in-control (excluding the value of the continuation of employee benefits):

Edmund Ludwig	$533,600
David Patterson	560,000
Thomas Overwijn	410,724

        Mr. Ludwig retired from the Company effective December 31, 2009. Pursuant to his employment agreement, he will receive an aggregate retirement payment of $672,293, payable in bi-weekly payments commencing on July 1, 2010. In addition, pursuant to Mr. Ludwig's employment agreement, the Company paid him a lump sum cash payment of $66,145 in January 2010 for services performed in transitioning the Chief Executive Officer role to Mr. Patterson. Mr. Ludwig is also eligible to participate in the Company's employee health plan during the two year period after his retirement.

Director Compensation

        The Directors Compensation Plan became effective July 1, 2006. Following is a summary of the material terms of the Plan:

  •
  Non-employee directors receive a quarterly retainer of $3,000 and a cash payment of $1,000 for each Board or Committee meeting attended either in person or by telephone.

  •
  Members of the Compensation, Audit and Nominating and Corporate Governance Committees receive a cash payment of $750 for each Committee meeting attended in person or by telephone, provided that there is no such payment if the Committee meeting is held in conjunction with a Board meeting.

  •
  The Chairmen of the Compensation, Audit and Nominating and Corporate Governance Committees receive a $2,500 quarterly retainer.

  •
  Non-employee directors are granted 625 shares of restricted stock (non-transferable for a period of two years after grant) on the first day of each calendar quarter and also receive cash payments equal to the tax amounts due on these grants.

        The following table sets forth amounts paid to our non-employee directors in connection with their services to the Company during 2009.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Walter Fatzinger, Jr.(4)	$27,917	$9,800	$0	$3,430	$41,147
David Lipinski(5)	31,250	9,800	0	3,430	44,480
Carl Rubbo, Jr.(6)	31,250	9,800	0	3,430	44,480
Robert Urso(7)	4,750	2,738	0	958	8,446
James Armstrong(8)	8,000	4,925	0	1,724	14,649
Sandra Bushue (9)	9,000	2,594	0	908	12,502
John Marcello (9)	9,000	2,594	0	908	12,502

(1)
Each of the non-employee directors received stock awards of 625 shares per quarter during 2009. Reflects the amount recognized in 2009 for financial statement reporting purposes in accordance with FAS 123R for stock awards granted during 2009.

(2)
Under the Director Compensation Plan approved in 2006, stock options are no longer granted to non-employee directors.

(3)
Represents cash payment made to non-employee directors for taxes due on stock awards.

(4)
Mr. Fatzinger was appointed to serve as the Chairman of the Nominating and Corporate Governance Committee effective April 24, 2009.

(5)
Mr. Lipinski serves as the Chairman of the Compensation Committee.

(6)
Mr. Rubbo serves as the Chairman of the Audit Committee.

(7)
Mr. Urso resigned as a director effective March 6, 2009.

(8)
Mr. Armstrong resigned as a director effective April 25, 2009.

(9)
Ms. Bushue and Mr. Marcello were appointed as directors effective August 3, 2009.

Compensation Committee Interlocks and Insider Participation

        No member of the Compensation Committee during 2009 was an officer or employee of the Company, or any of its subsidiaries, or was formerly an officer of the Company or any of its subsidiaries. No member of the Compensation Committee had any relationship requiring disclosure by the Company under any paragraph of Item 404 of Regulation S-K. Furthermore, none of the executive officers or directors of the Company currently serve, or have in the past served, on the compensation committee of any company whose executive officers serve or have served on the Company's Compensation Committee.

Compliance with Section 16(a) of the Securities Exchange Act Of 1934

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own ten percent or more of a registered class of the Company's equity securities, to file reports about their beneficial ownership and changes in ownership of the Company's common stock with the Securities and Exchange Commission. Officers, directors and greater than ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, or written representations that no such forms were required, the Company believes that during 2009, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent stockholders were complied with.

REPORT OF THE AUDIT COMMITTEE AND AUDIT FEES

Report of the Audit Committee

        The information contained in this report shall not be deemed to be "soliciting material" or "filed" or "incorporated by reference" in future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board. Management is responsible for the Company's financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The Company's independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures.

        In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K with management. This included a discussion of the quality and the acceptability of the Company's financial reporting and controls and procedures and the certifications by the Company's Chief Executive Officer and Chief Financial Officer.

        The Audit Committee also reviewed with the independent auditors the financial statements in the Annual Report on Form 10-K. The auditors performed an independent audit of the Company's Financial Statements in accordance with the Standards of the Public Company Accounting Oversight Board and issued a report on those Financial Statements. The Audit Committee has also discussed with the independent auditors for the Company the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended.

        The Audit Committee has received the written disclosures and the letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with the independent auditors their independence. The Audit Committee reviews and approves any non-auditing services to be provided by KPMG LLP prior to the firm being retained to perform such services.

        The members of the Audit Committee are not employees of the Company and we are not accountants or auditors by profession. We have relied, without independent verification, on management's representation that the financial statements have been prepared in conformity with GAAP and on the representations of the independent auditors included in their report on the Company's financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with GAAP, that the independent audit of the company's financial statements has been carried out in accordance with generally accepted auditing standards or that our Company's independent accountants are in fact "independent".

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
Carl Rubbo, Jr., Chairman
Walter Fatzinger, Jr.
David Lipinski
John Marcello

Independent Public Accountants

        The Audit Committee selected KPMG LLP as independent public accountants for the Company for the year ending December 31, 2009. Grant Thornton LLP served as independent public accountants for the Company from year-end 2003 to year-end 2008. To the knowledge of the Company, at no time has KPMG LLP or Grant Thornton LLP had any direct or indirect financial interest in or any connection with the Company other than in connection with services rendered to the Company.

        The selection of KPMG LLP was made by the Audit Committee, which is composed wholly of outside Directors. The Audit Committee meets periodically with the Company's Chief Financial Officer and independent public accountants to review the scope and results of the audit function and to set any necessary policies relating to the audit and estimated fees for the coming year.

        The Company anticipates that a representative of KPMG LLP will attend the Annual Meeting for the purpose of responding to appropriate questions from stockholders.

Change in Independent Registered Public Accounting Firm

Prior independent registered public accounting firm.

        On April 24, 2009, the Audit Committee of the Board of Directors of the Company dismissed Grant Thornton LLP as the Company's independent registered public accounting firm. The reports of Grant Thornton LLP on the consolidated financial statements of the Company for the fiscal years ended December 31, 2007 and 2008 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2007 and 2008 and through April 24, 2009, there were no "disagreements" (as defined in Item 304(a)(1)(iv) and the related instructions of Regulation S-K promulgated by the Securities and Exchange Commission ("Regulation S-K")) with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused Grant Thornton LLP to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years. During the fiscal years ended December 31, 2007 and 2008 and through April 24, 2009, there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

        The Company provided Grant Thornton LLP with a copy of the above disclosure and requested that Grant Thornton LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements included above. A copy of the letter furnished by Grant Thornton LLP in response to that request, dated April 30, 2009, was filed as Exhibit 16.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on May 1, 2009.

New independent registered public accounting firm

        On April 24, 2009, the Audit Committee of the Board of Directors of the Company engaged KPMG LLP as the Company's new independent registered public accounting firm for the fiscal year ending December 31, 2009.

        During the Company's fiscal years ended December 31, 2007 and 2008 and through April 30, 2009, neither the Company nor anyone acting on its behalf consulted with KPMG LLP regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) any matter that was the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) and the related instructions of Regulation S-K) or a "reportable event" (as defined in Item 304(a)(1)(v) of Regulation S-K).

Independent Public Accountants' Fees

        Audit Fees.    The aggregate for professional services rendered by KPMG in connection with their audit of our consolidated financial statements and reviews of the consolidated financial statements included in our Quarterly Reports on Form 10-Q for the 2009 fiscal year was approximately $287,500.

        The aggregate for professional services rendered by Grant Thornton in connection with their audit of our consolidated financial statements and reviews of the consolidated financial statements included in our Quarterly Reports on Form 10-Q for the 2008 fiscal year was approximately $240,403.

        Audit Related Fee.    There were no audit related fees in 2009 and 2008.

        Tax Fees.    There were no tax fees billed by KPMG during fiscal year 2009. Tax fees billed by Grant Thornton during fiscal year 2008 were $89,533.

        Other Fees.    There were no other fees billed by KPMG during fiscal year 2009. Other fees paid to Grant Thornton in 2008 were $24,728 and related to filing a Registration on Form S-8 with the Securities and Exchange Commission and Sarbanes-Oxley compliance.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditor

        All the services provided by KPMG were approved by our Audit Committee. In accordance with the Charter of our Audit Committee and consistent with the policies of the Securities and Exchange Commission, all auditing services and all non-audit services to be provided by any independent auditor of the Company shall be pre-approved by the Audit Committee. In assessing requests for services by the independent auditor, the Audit Committee considers whether such services are consistent with the auditor's independence, whether the independent auditor is likely to provide the most effective and efficient service based upon their familiarity with the Company, and whether the service could enhance the Company's ability to manage or control risk or improve audit quality. The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        None.

ANNUAL REPORT ON FORM 10-K

        A copy of our annual report on Form 10-K (including the financial statements and schedules thereto) as filed with the Securities and Exchange Commission for our most recent fiscal year is included herewith.

OTHER MATTERS

Nominations, Other Business and Deadline for Stockholder Proposals

        Under an amendment to the Company's By-Laws adopted in February 1998, nominations for director may be made only by the Board or a Board committee or by a stockholder entitled to vote in accordance with the following procedures. A stockholder may nominate a candidate for election as a director at an annual meeting of stockholders only by delivering notice to the Company not less than 90 nor more than 120 days prior to the first anniversary of the preceding year's annual meeting, except that if the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice must be received not later than the tenth day following the earlier of the date the Company's notice of the meeting is first given or announced publicly. With respect to a special meeting called to elect directors because the election of directors is not held on the date fixed for the annual meeting, a stockholder must deliver notice not later than the tenth day following the earlier of the date that the Company's notice of the meeting is first given or announced publicly. Any stockholder delivering notice of nomination must include certain information about the stockholder and the nominee, as well as a written consent of the proposed nominee to serve if elected.

        The By-Laws also provide that no business may be brought before an annual meeting except as specified in the notice of the meeting (which includes stockholder proposals that the Company is required to set forth in its proxy statement under SEC Rule 14a-8) or as otherwise brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote in accordance with the following procedures. If a stockholder desires to submit proposed business for consideration at an annual meeting, but does not want to include the proposal in our proxy materials under SEC Rule 14a-8, the stockholder shall deliver notice of such proposed business to the Company within the time limits described above for delivering notice of a nomination for the election of a director at an annual meeting. Such notice must include a description of and the reasons for bringing the proposed business before the meeting, any material interest of the stockholder in such business and certain other information about the stockholder. These requirements are separate and apart from and in addition to the SEC's requirements that a stockholder must meet in order to have a stockholder proposal included in the Company's proxy statement under SEC Rule 14a-8.

        Pursuant to SEC Rule 14a-8, certain stockholder proposals for the 2011 annual meeting of stockholders of the Company may be eligible for inclusion in the Company's proxy materials. Any such proposal must be submitted, along with proof of ownership of the Company's stock in accordance with SEC Rule 14a-8, no later than November 30, 2010 in order to be considered for inclusion in next year's proxy materials.

        A copy of the full text of the By-Law provisions discussed above may be obtained by writing to the Corporate Secretary of the Company.

OPTELECOM-NKF, INC.
BOARD OF DIRECTORS
PROXY FOR
2010 ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints Carl Rubbo, Jr. and David Patterson or either of them, attorneys and proxies with full power of substitution in each of them, in the name, place and stead of the undersigned to vote as proxy all the stock of the undersigned in Optelecom-NKF, Inc.

1.

To elect the nominee as a director of the Company.

Nominees for a three-year term ending in 2013:

☐      FOR                                              Edmund Ludwig

☐      WITHHOLD AUTHORITY

☐      FOR                                              David Lipinski

☐      WITHHOLD AUTHORITY

☐      FOR                                              Sandra Bushue

☐      WITHHOLD AUTHORITY

☐       ☐       ☐       2.      To transact such other business as may properly come before the meeting.

In the absence of instructions, shares represented by this proxy will be voted in favor of all proposals.

Receipt of the notice of the meeting, the proxy statement and the Annual Report on Form 10-K of the Company for the year ended December 31, 2009 is hereby acknowledged.

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

YOUR PROXY IS IMPORTANT TO ASSURE A QUORUM AT THE MEETING WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. YOU MAY REVOKE THIS PROXY AT ANY TIME, AND THE GIVING OF IT WILL NOT AFFECT YOUR RIGHT TO ATTEND THE MEETING AND VOTE IN PERSON.

L.S.	L.S.

Dated:                        , 2010

NOTE: Please sign exactly as your name appears hereon. Executors, administrators, trustees, etc. should indicate when signing, giving full title as such. If signer is a corporation, execute in full corporate name by authorized officer. If shares are held in the name of two or more persons, all should sign.